SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 17, 2014

KKR FINANCIAL HOLDINGS LLC

(Exact name of registrant as specified in its charter)

Delaware	001-33437	11-3801844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 California Street, 50th Floor San Francisco, CA	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 315-3620

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                   Regulation FD Disclosure.

KKR & Co. L.P.  (“KKR”) periodically issues press releases, hosts calls and webcasts, publishes presentations on its website, and files reports with the Securities and Exchange Commission, including, for example, earnings releases containing financial results for its completed fiscal quarters, related conference calls and quarterly reports on Form 10-Q or annual reports on Form 10-K.  Such presentations, reports, calls and webcasts may contain information regarding KKR Financial Holdings LLC, which is now a subsidiary of KKR.  Additional information regarding such filings and events may be found at the Investor Center for KKR & Co. L.P. under “Events & Presentations,” “Press Releases” and “SEC Filings”, and KKR’s periodic filings with the SEC are accessible on the SEC’s website at www.sec.gov.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR FINANCIAL HOLDINGS LLC

Date: October 17, 2014	/s/ Michael R. McFerran
Michael R. McFerran
Chief Operating and Financial Officer

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